PAINEWEBBER MUTUAL FUNDS
                              PROSPECTUS SUPPLEMENT
                                  June 1, 1999
Dear Investor,

        This is a supplement to the prospectuses of the PaineWebber Mutual Funds listed on the reverse side. The purpose of the supplement is to notify you of circumstances under which a Fund may refuse to accept purchase orders and exchanges into the Fund.

        The following text is added to the information "How To Buy Shares":

Frequent Trading. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.



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PaineWebber Funds of Funds

Aggressive Portfolio
Moderate Portfolio
Conservative Portfolio

PaineWebber Asset Allocation Funds

Balanced Fund
Tactical Allocation Fund

PaineWebber Stock Funds

Financial Services Growth Fund
Growth Fund
Growth and Income Fund
Mid Cap Fund
Small Cap Fund
Tax-Managed Equity Fund
S&P 500 Index Fund
Utility Income Fund

PaineWebber Tax-Free Bond Funds

California Tax-Free Income Fund
Municipal High Income Fund
National Tax-Free Income Fund
New York Tax-Free Income Fund



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                            PAINEWEBBER MUTUAL FUNDS
                              PROSPECTUS SUPPLEMENT
                                  June 1, 1999

Dear Investor,

      This is a supplement to the prospectuses of the PaineWebber mutual funds listed on the reverse side. The purpose of the supplement is to notify you of circumstances under which a fund may refuse to accept purchase orders and exchanges into the fund.

      The following text is added to the information "Your Investment" - "Managing Your Fund Account" - "Buying Shares":

Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

PaineWebber Bond Funds

High Income Fund
Investment Grade Income Fund
Low Duration U.S. Government Income Fund
Strategic Income Fund
U.S. Government Income Fund

PaineWebber Global Funds

Asia Pacific Growth Fund
Emerging Markets Equity Fund
Global Equity Fund
Global Income Fund